EXHIBIT 4.2

[SPECIMEN COMMON STOCK CERTIFICATE]

NUMBER
SHARES

     CR ACQUISITION CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP: __________

     THIS CERTIFIES THAT ________________________________

     IS THE OWNER OF _______________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH
OF THE COMMON STOCK OF

CR ACQUISITION CORP.

TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE COMPANY AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

CR ACQUISITION CORP.
CORPORATE
DELAWARE
SEAL
2008

President	Secretary

Transfer Agent

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—	_______ Custodian _______

TEN ENT—	as tenants by the entireties		(Cust)	(Minor)

JT TEN—	as joint tenants with		under Uniform Gifts to
	right of survivorship and		Minors Act
	not as tenants in common			(State)
Additional abbreviations may also be used though not in the above list.

CR ACQUISITION CORP.

     CR Acquisition Corp. (the “Company”) will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

     FOR VALUE RECEIVED, ______________________________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________ SHARES OF THE CAPITAL STOCKREPRESENTED BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

_______________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SECURITIES AND EXCHANGE COMMISSION. RULE 17Ad-15).

     The holder of this certificate shall be entitled to receive funds from the Trust Account (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company) only in the event of the Company's liquidation upon failure to consummate a Business Combination (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company) or if the holder seeks to convert his respective shares into cash upon a Business Combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the Trust Account.